February 12, 2013

Fourth Quarter 2012 Review

Peter S. Kraus
Chairman & Chief Executive Officer

John C. Weisenseel
Chief Financial Officer

AllianceBernstein

Cautions Regarding Forward-Looking Statements

Certain statements provided by management in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of these factors include, but are not limited to, the following: the performance of financial markets, the investment performance of sponsored investment products and separately-managed accounts, general economic conditions, industry trends, future acquisitions, competitive conditions, and current and proposed government regulations, including changes in tax regulations and rates and the manner in which the earnings of publicly-traded partnerships are taxed. AllianceBernstein cautions readers to carefully consider such factors. Further, such forward-looking statements speak only as of the date on which such statements are made; AllianceBernstein undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see "Risk Factors" and "Cautions Regarding Forward-Looking Statements" in AllianceBernstein's Form 10-K for the year ended December 31, 2012. Any or all of the forward-looking statements made in this presentation, Form 10-K, Form 10-Qs, other documents AllianceBernstein files with or furnishes to the SEC, and any other public statements issued by AllianceBernstein, may turn out to be wrong. It is important to remember that other factors besides those listed in "Risk Factors" and "Cautions Regarding Forward-Looking Statements," and those listed below, could also adversely affect AllianceBernstein's financial condition, results of operations and business prospects.

The forward-looking statements referred to in the preceding paragraph include statements regarding:

- ***Our belief that our real estate consolidation plan will be effective in meaningfully improving our cost structure and in positioning our firm for a stronger future.*** Any charges we recorded during the second half of 2012 and our estimates of reduced occupancy costs in future years are based on our current assumptions regarding sublease marketing periods, costs to prepare the properties to market, market rental rates, broker commissions and subtenant allowances/incentives, all of which are factors largely beyond our control. If our assumptions prove to be incorrect, we may be forced to record an additional charge and/or our estimated occupancy cost reduction may be less than we currently project.

- ***The pipeline of new institutional mandates not yet funded:*** Before they are funded, institutional mandates do not represent legally binding commitments to fund and, accordingly, the possibility exists that not all mandates will be funded in the amounts and at the times currently anticipated, or that mandates ultimately will not be funded.

- ***Our intention to continue to engage in open market purchases of Holding Units to help fund anticipated obligations under our incentive compensation award program:*** The number of Holding Units needed in future periods to make incentive compensation awards is dependent upon various factors, some of which are beyond our control, including the fluctuation in the price of a Holding Unit.

- ***Our belief that, while the outlook for both the Eurozone and US debt remains uncertain, we are more confident than ever in our business mix, our long-term strategy, and our ability to continue to improve AllianceBernstein's operating leverage:*** Changes and volatility in political, economic, capital market or industry conditions can result in changes in demand for our products and services or impact the value of our assets under management, all of which may adversely affect our results of operations. The actual performance of the capital markets and other factors beyond our control will affect our investment success for clients and asset flows. Furthermore, improved flows depend on a number of factors, including our ability to deliver consistent, competitive investment performance, which cannot be assured, conditions of financial markets, consultant recommendations, and changes in our clients' investment preferences, risk tolerances and liquidity needs.

Peter S. Kraus

Chairman & Chief Executive Officer

Firmwide Overview: Fourth Quarter and Full Year 2012

In US $ Billions

Gross Sales

Net Flows

End of Period AUM

Average AUM



$24
$21
4Q:12
3Q:12
$82
$56
2012
2011
$5
$(4)
4Q:12
3Q:12
$(14)
$(63)
2012
2011
$430
$419
4Q:12
3Q:12
$430
$406
2012
2011
$424
$411
4Q:12
3Q:12
$416
$452
2012
2011

Asset Flows by Distribution Channel: Quarterly Trend

In US $ Billions



Gross Sales
Gross Redemptions
Net Flows
6.1
7.1
1.7
(7.9)
(3.8)
(1.5)
(3.2)
(10.9)
(14.0)
3.8
12.9
2.3
1.4
(1.5)
(2.9)
(12.9)
(10.6)
(16.7)
5.6
11.9
3.5
0.8
(3.7)
(2.6)
(3.4)
(9.3)
(8.4)
5.2
15.2
5.0
1.0
(1.7)
(7.7)
(2.7)
(10.2)
(12.9)
6.7
2.9
16.4
5.3
1.0
(3.2)
(3.8)
(4.2)
(11.1)
Inst. Ret. P.C.
4Q 11
1Q 12
2Q 12
3Q 12
4Q 12

Total	4Q 11	1Q 12	2Q 12	3Q 12	4Q 12
Gross Sales	$14.9	$18.1	$18.3	$21.4	$24.1
Gross Redemptions*	$(28.1)	$(30.2)	$(21.1)	$(25.8)	$(19.1)
Net Flows	$(13.2)	$(12.1)	$(2.8)	$(4.4)	$5.0

*Gross redemptions include $3.7B in redemptions for 4Q11 ($2.8B Institutions and $0.9B Retail) and $5.8B in redemptions for 1Q12 ($5.2B Institutions and $0.6B Retail) sustained as a result of prior period Canadian and Australian asset dispositions by the AXA Group.

Institutional Highlights

4Q12 First Net Flow Positive Quarter Since 1Q08



$B
$6.1
$3.8
$5.6
$5.2
$6.7
$2.9
($3.7)
($7.7)
($3.8)
($7.9)
($12.9)
($9.3)
($14.0)
($12.9)
($16.7)
4Q11
1Q12
2Q12
3Q12
4Q12
Gross Sales
Gross Redemptions
AXA(1)
PPIP(2)
Net Flows

Pipeline* Strength Across Services and Regions

Total Pipeline: $8.0B



By Asset Class
By Region
Equity
Alts / Other
5%
7%
65%
23%
CRS
Fixed Income
Asia
North America
33%
24%
43%
EMEA

Robust Pipeline* Going Into 2013



$8.0B
$4.3B
End 2011
End 2012

Diverse 4Q12 Additions**

US Corporate Bond	$1.25B
European / UK Fixed Income	$770M
EM Fixed Income	$635M
Global / Global Plus Fixed Income	$600M
US SMID Cap Growth	$250M
Select US Equity	$190M
US Factor Theme Portfolio	$50M

(1) Redemptions related to AXA prior period asset dispositions. (2) Liquidation completed of the Public Private Investment Program (PPIP) fund, which accounted for $1.8B in Institutional outflows in 3Q12.
*Assets awarded and pending funding as of 12/31/12. **Represents significant pipeline activity; not comprehensive.

Continued Fixed Income Outperformance

	Relative Performance Through 12/31/12			
	4Q12	1 Year	3 Year	5 Year
US:				
Strategic Core Plus	0.5	1.9	1.5	1.2
High Yield	0.5	2.4	0.7	0.7
Core Fixed Income	0.4	1.6	1.1	0.8
Diversified Yield	2.0	8.4	5.3	2.6
Global:				
Global High Income	0.2	0.6	1.7	1.1
Global Fixed Income	0.3	2.5	3.4	2.3
Global Plus	0.3	1.2	1.7	0.4
Regional/Emerging:				
Emerging Markets Debt	0.6	2.5	1.1	1.7
Canada Core Plus	0.4	1.9	1.8	0.9
UK Core Plus	0.6	1.5	1.6	1.3

Benchmarks: Strategic Core Plus, Core Fixed Income – Barclays Capital US Aggregate; High Yield – Barclays Capital US High Yield; Diversified Yield – Sterling 3 Month LIBOR; Global High Income – 33% Barclays High Yield, 33% JPM EMBI Global and 33% JPM GBI-EM; Global Fixed Income – Citigroup WGBI; Global Plus – Barclays Capital Global Aggregate; Emerging Market Debt – JPM EMBI Global; Canada Core Plus – DEX Canadian Bond Overall Index; UK Core Plus – Barclays Sterling Aggregate (1/1/08-10/31/11) and BofA Merrill Sterling Non Gilts All Stocks (11/1/11-12/31/12). Preliminary performance as of 12/31/12; annualized and gross of fees.

Fixed Income: Diverse Global Portfolios Are Key in Any Rate Environment

Not All Bonds Are Created Equal

Bond Index Betas vs. US Treasuries
Weighted Index of all US Treasuries Jan 1994 – Dec 2012



0.80
0.73
0.57
0.44
0.00
(0.25)
Barclays US Credit
Barclays Aggr. Bond
Barclays Global Aggr. Hedged
Barclays Muni 5 Year
JPM EMBI Global Diversified
Barclays HY Credit Bond

AB Fixed Income Well Positioned for a Bond Investor Pivot

Total Fixed Income AUM: $256 Billion



Liquid Markets 3%
Other 2%
Non-US Regional 4%
Private Placements 4%
US Multi-sector 6%
Municipals 12%
Credit 12%
Credit - Insurance 17%
EM Debt 5%
Global Strategies 35%

US Treasuries represented by Barclays Capital US Treasury Index (weighted index of all US treasuries). As of December 31, 2012.

Equities: Strength in Stability Equities, Improvement in Core Growth and Value

	Relative Performance Through 12/31/12			
	4Q12	1 Year	3 Year	5 Year
Stability:				
Global Market Neutral	0.6	2.7	2.2	N/A
Select US Equity	1.0	1.3	3.8	4.8
Growth & Income	(0.4)	1.1	2.1	0.3
Global Active Low Vol	1.5	0.9	N/A	N/A
US Equity Income	0.6	(1.0)	N/A	N/A
Growth:				
US Small Cap Growth	(2.0)	1.4	6.4	2.7
US SMID Cap Growth	(1.0)	(0.4)	5.7	3.3
US Large Cap Growth	(0.2)	1.5	(3.0)	(2.0)
US Thematic Research	2.9	6.5	(1.2)	(1.2)
Emerging Market Growth	0.6	3.0	(1.8)	(2.1)
Global Research Growth	(1.2)	(1.4)	(2.9)	(5.4)
Value:				
US Small Cap Value	1.6	5.2	3.8	3.9
US SMID Cap Value	1.7	0.6	(0.6)	1.3
US Strategic Value	2.2	(3.2)	(4.7)	(4.3)
International Value	1.1	(3.5)	(4.5)	(4.2)
Emerging Market Value	1.1	(2.2)	(3.1)	(0.7)
Global Value	3.5	(1.0)	(5.4)	(5.5)

Benchmarks: Global Market Neutral – BofA Merrill Lynch US Treasuries (3M); Select US Equity, US Equity Income, US Thematic Research – S&P 500; Growth & Income, US Strategic Value – Russell 1000 Value; Global Active Low Volatility – MSCI World Minimum Volatility; US Small Cap Growth – Russell 2000 Growth; US SMID Cap Growth – Russell 2500 Growth; US Large Cap Growth – Russell 1000 Growth; Emerging Market Growth, Emerging Market Value – MSCI EM; Global Research Growth, Global Value – MSCI World; US Small Cap Value – Russell 2000 Value; US SMID Cap Value – Russell 2500 Value; International Value – MSCI EAFE. Preliminary performance as of 12/31/12; annualized and gross of fees.

Lower Correlations, Relevant Value Factors and Better 4Q Manager Returns

Correlations Came Down in 4Q12



S&P 500 Stock Return Correlation*
1978 - 2012
Average Correlation 2008 - 2011: 0.46
Average Correlation 1978 - 2008: 0.27
Average Correlation
1Q12 - 3Q12: 0.47
4Q12: 0.37
0.8
0.6
0.4
0.2
0.0
'78
'80
'82
'84
'86
'88
'90
'92
'94
'96
'98
'00
'02
'04
'06
'08
'10
'12

Value Factors** Becoming Relevant Again



% Return of Top Quintile Minus Bottom Quintile
6.6
20.3
12.8
22.5
12.2
13.1
Price / Book
Forward P/E
EV / EBIT
Long Term Average
4Q12 Annualized

Performance of US Active Managers Improved in 4Q12



% of Outperforming US Active Managers***
48.9
15.8
31.5
56.1
'00 - '11 Avg
2011
1Q12 - 3Q12
4Q12

*Average correlation of daily stock returns across all possible pairs of stocks within the S&P 500. Correlations of daily stock returns calculated as of the last day of each month between January 1978 and December 2012, using the daily return data from the prior 6-month period. **Price/Book, Forward P/E and EV/EBIT factor returns at the end of each calendar month are calculated by rank, ordering our large cap universe (stocks that belong either to the S&P 500 or the top 500 US stocks by market cap) by quintile based on the factor's values. We then calculate the difference in equal weighted one-month forward returns between the most and the least attractive quintiles, and annualize the factor returns. The Long Term Average bar corresponds to the annualized averages of end-of-month factor returns for low correlation months between January 1978 and December 2012. Low correlation months are those within the January 1978 – December 2012 period in the bottom one-third in terms of S&P 500 month-end stock return correlation (see the definition above). ***US Active Managers based on Lipper universe of 2,154 active managers in large cap core, growth and value equities. Source: AllianceBernstein, Compustat, CRSP and Lipper. As of December 31, 2012.

Retail Highlights

Positive Momentum Throughout the Year...



$B
$7.1
$12.9
$11.9
$15.2
$16.4
$5.3
$5.0
$3.5
$2.3
($3.8)
($10.9)
($10.6)
($8.4)
($10.2)
($11.1)
4Q11
1Q12
2Q12
3Q12
4Q12
Gross Sales
Gross Redemptions
Net Flows

...With All Regions Contributing to Gross Sales Growth



FY12 / FY11 % Change
+162%
+107%
+100%
+82%
+29%
+82%
EMEA
Asia ex-Japan
Japan
Latin America
US
Total

Unique Success in Asia ex-Japan Fixed Income



AUM $B
+581%
$5.4
$11.9
$17.1
$19.4
$36.8
4Q08
4Q09
4Q10
4Q11
4Q12

A Year of Milestones

- Record sales and multi-year high flows
  - Record annual gross sales of $56 billion
  - Highest annual net flows since 2000
    - Consecutive $5B+ net flow quarters in 2H
- Strength in both new and legacy products
  - Gross sales of new products doubled in 2012 and grew to 15% of total annual gross sales
  - Select US Equity and Absolute Alpha Lux funds together raised $1B-plus in assets in first year since inception
  - Record sales and top quartile 3-yr performance from Global High Yield and American Income in 2012

Private Client Highlights

Evolution of Our Bernstein Fully Diversified Investment Solution: 2009 – 2012



Global Stocks
Bonds
Traditional Portfolio
2010: Adjusts equity exposure in changing risk conditions
2011: Multi-manager fund of funds offerings
DAA
US Strategic Equities
Non-US Stocks
Real Asset
Bond Inflation
Bonds
RIC
Alternatives
Bernstein Today
2012: Multi-style, all-cap portfolio seeks reliable returns in different markets
2011: For clients vulnerable to inflation spikes
2012: Fund-of-hedge-funds RIC provides broader client access to alternatives

Delivering for Private Clients

- **Dynamic Asset Allocation**
  - DAA has reduced volatility by 11% since inception* while maintaining returns
- **Strategic Equities**
  - Has introduced new levels of diversification to US stock portfolios since June launch
- **Fund-of-Hedge-Funds Registered Investment Company (RIC)**
  - Has attracted $250 million in assets from new and existing clients since September launch
  - About 1,750 accounts taken on with steady monthly growth

Strong Upside Potential in a Sustained Equities Rally

Asset Classes as % of Total Private Client AUM



Fixed Income
Equities
48%
46%
6%
Index / Alts / Other

*Relative performance based on a tax aware 60/40 stock/bond investor; Inception date of DAA was April 1, 2010

Bernstein Research Services Highlights

Revenues Have Been Stable…



$M
% Change
4Q12 / 4Q11: 13%
4Q12 / 3Q12: 3%
2012 / 2011: (5)%
92
101
104
4Q11
3Q12
4Q12

…In an Environment of Declining Global Trading Volumes*



% Change
(16)
(0)
(16)
(17)
(4)
(25)
8
17
(16)
US
Europe
Asia
4Q12 / 4Q11
4Q12 / 3Q12
2012 / 2011

Growing Research Footprint Well Positioned to Gain Share

New SCB Analyst Initiations 2011 and 2012

	1H11	2H11	1H12	2H12
US	• E&P • Transportation	• Software • Internet	• Media • Asset Managers	
Europe	• Building Materials		• UK Banks • UK Insurance • General Retail	• Metals & Mining • European Insurance
Asia	• IT Hardware	• Memory & Consumer Electronics • Semiconductors	• Southeast Asian Banks	• Metals & Mining • Property

Rapid Growth of SCB Hong Kong



Revenue CAGR
2010 - 2012: +193%
Clients CAGR
2010 – 2012: +98%
# of Clients
300
250
200
150
100
50
0
1Q10
3Q10
1Q11
3Q11
1Q12
3Q12
4Q12

*US: NYSE and Nasdaq shares traded; Europe: Value traded (Source: FESE - Federation of European Stock Exchanges); Asia: Combined value traded for Hong Kong and Japan (Source: Bloomberg)

Progress on Our Strategy in 2012

Firmwide Initiative	Progress
Improve investment performance and deliver for clients	■ A stellar year for Fixed Income – ongoing investment outperformance and global recognition ■ 89% of assets in services outperforming for 3-yr period through December 2012 ■ 72 Retail and Institutional performance awards in US, Europe and Asia in 2012 ■ Evolving the Equities platform paying off in improved investment performance ■ Investment outperformance for 1-Yr in Growth and for 4Q12 in Value ■ New Stability Equities services delivered for clients in more volatile markets
Diversify our business across channels, investment services and geographies	■ Dominant Retail franchise in Non-Japan Asia; resurgence in EMEA Institutional ■ Triple-digit annual sales increases in Non-Japan Asia Retail and EMEA Institutional ■ Greater client interest in our breadth of Institutional services, particularly newer offerings ■ Nearly 400 RFPs completed in 2012, up 18% from 2011 ■ Triple-digit RFP growth for new services like EMMA, Market Neutral & Select Equities ■ Leading sell-side business has gained share, added talent and successfully expanded globally
Develop innovative new products and services to meet clients' evolving needs	■ New product innovation well received by clients ■ 145 new offerings since '09 have together raised $60B in new assets ■ Successful enhancements to Private Client offering – DAA, Strategic Equities, Alts RIC ■ Growing presence and recognition as thought leader in US and UK Defined Contribution
Achieve greater operating leverage and better financial results	■ Meaningfully reduced cost structure and significantly expanded margin ■ Grew adjusted margin by 1.8 percentage points in 2012, to 18.8%; 2H margin of 20% ■ Global real estate consolidation plan on track ■ $207M in charges and $9M in savings to date; expect $38-$43M in annual savings

John C. Weisenseel

Chief Financial Officer

Financial Highlights: Fourth Quarter and Full Year 2012

In US $ Millions



Adjusted Revenues
$578
$574
4Q:12
3Q:12
$2,260
$2,426
2012
2011
Adjusted Expenses
$459
$458
4Q:12
3Q:12
$1,836
$2,012
2012
2011
Adjusted Operating Margin
20.6%
20.2%
4Q:12
3Q:12
18.8%
17.0%
2012
2011
Adjusted EPU
40¢
36¢
4Q:12
3Q:12
$1.28
$1.14
2012
2011

Please refer to pages 42-46 for additional information on the reconciliation of GAAP financial results to adjusted financial results

Fourth Quarter GAAP to Adjusted Reconciliation

In US dollar millions

		Adjustments					
	GAAP	Distribution-Related Payments	Pass Through Expenses	Long-term incentive compensation MTM	Venture Capital Fund	Real Estate Charges	Adjusted (Non-GAAP)
Net Revenues	705	(117)	(8)	(4)	2	0	578
Operating Expenses	627	(117)	(8)	(4)	0	(39)	459
Operating Income	**78**	**0**	**0**	**0**	**2**	**39**	**119**

- Distribution-Related Payments, including the amortization of deferred sales commissions, typically represent the largest adjustment made to both GAAP net revenues and operating expenses
- Pass Through Expenses are incurred primarily through our transfer agency and are reimbursed and recorded as fees in GAAP revenues. We also exclude sub-advisory payments to third parties against advisory fees earned, including those related to the Public-Private Investment Program (PPIP) Fund we managed
- Long-term incentive compensation mark-to-market (MTM) gains and losses, and dividends and interest associated with employee long-term incentive compensation-related investments are excluded from net revenues and operating expense
- Venture Capital Fund revaluation gains and losses relating to the 90% non-controlling interest are excluded from net revenues
- The $39M non-cash Real Estate charge recorded in 4Q was the biggest driver of the difference between GAAP and Adjusted Operating Income

Please refer to pages 42-46 for additional information on the reconciliation of GAAP financial results to adjusted financial results

Full Year 2012 GAAP to Adjusted Reconciliation

In US dollar millions

		Adjustments						
	GAAP	Distribution-Related Payments	Pass Through Expenses	Long-term incentive compensation MTM	Venture Capital Fund	Real Estate Charges	Non Controlling Interests	Adjusted (Non-GAAP)
Net Revenues	2,737	(407)	(49)	(19)	(1)	0	0	2,260
Operating Expenses	2,535	(407)	(49)	(18)	0	(223)	(1)	1,836
Operating Income	**202**	**0**	**0**	**(1)**	**(1)**	**223**	**1**	**424**

- Distribution-Related Payments, including the amortization of deferred sales commissions, typically represent the largest adjustment made to both GAAP net revenues and operating expenses
- Pass Through Expenses are incurred primarily through our transfer agency and are reimbursed and recorded as fees in GAAP revenues. We also exclude sub-advisory payments to third parties against advisory fees earned, including those related to the Public-Private Investment Program (PPIP) Fund we managed
- Long-term incentive compensation mark-to-market (MTM) gains and losses, as well as dividends and interest, associated with employee long-term incentive compensation-related investments are excluded from net revenues and operating expense
- Venture Capital Fund revaluation gains and losses relating to the 90% non-controlling interest are excluded from net revenues
- The $223M in non-cash Real Estate charges recorded in 2012 was the biggest driver of the difference between GAAP and Adjusted Operating Income
- We exclude net income of joint ventures attributable to non-controlling interests, because it does not reflect the economic interest attributable to AllianceBernstein, though this amount is not significant

Please refer to pages 42-46 for additional information on the reconciliation of GAAP financial results to adjusted financial results

Fourth Quarter and Full Year 2012 Adjusted Income Statement

- Adjusted Operating Income increased 3% sequentially and 2% for the full year period
- Adjusted EPU and distribution of 40 cents for 4Q12
- FY12 Adjusted EPU of $1.28 and distribution of $1.23

In US dollar millions (except EPU)	4Q 2012	3Q 2012	% Δ	FY 2012	FY 2011	% Δ
Adjusted Net Revenues	$ 578	$ 574	1%	$ 2,260	$ 2,426	(7%)
Adjusted Operating Expenses	459	458	0%	1,836	2,012	(9%)
Adjusted Operating Income	119	116	3%	424	414	2%
Adjusted Operating Margin	20.6%	20.2%		18.8%	17.0%	
AB Holding Adjusted Diluted Net Income Per Unit	**$0.40**	**$0.36**	**11%**	**$1.28**	**$1.14**	**12%**
AB Holding Distribution Per Unit	**$0.40**	**$0.36**	**11%**	**$1.23**	**$1.14**	**8%**

Please refer to pages 42-46 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using amounts rounded in millions

Fourth Quarter and Full Year 2012 Adjusted Revenues

- Sequential increase in Base Fees due to higher Retail AUM; year-over-year 10% decline primarily due to lower Institutional and Private Client average AUM and the continued shift from equities into lower fee realization strategies
- Performance fees declined sequentially for the quarter and increased for the full year, in both cases due primarily to performance fees we received in 3Q12 associated with our successful PPIP fund liquidation. Performance fees earned on Fund of Fund offerings in the 4Q12 also contributed to the full year increase.
- Bernstein Research Services revenues were up 3% sequentially on increased client activity. The 5% decline versus the prior full year was driven by a steep drop in trading volumes, partially offset by market share gains.
- A decline in seed capital investment gains led to the sequential 50% decrease. For the full year, we experienced seed capital investment gains versus losses in 2011 and lower broker-dealer investment losses.

Adjusted Revenues (in US dollar millions)	4Q 2012	3Q 2012	% Δ	FY 2012	FY 2011	% Δ
Base Fees	$ 434	$ 426	2%	$ 1,702	$ 1,894	(10%)
Performance Fees	19	22	(14%)	49	17	188%
Bernstein Research Services	104	101	3%	414	437	(5%)
Net Distribution	(4)	(2)	100%	(6)	11	n/m
Investment Gains (Losses)	2	4	(50%)	11	(26)	n/m
Other Revenues	24	24	0%	93	95	(2%)
Total Revenues	**579**	**575**	**1%**	**2,263**	**2,428**	**(7%)**
Less: Interest Expense	1	1	0%	3	2	50%
Adjusted Net Revenues	**$ 578**	**$ 574**	**1%**	**$ 2,260**	**$ 2,426**	**(7%)**

Please refer to pages 42-46 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using amounts rounded in millions

Fourth Quarter 2012 and Full Year Adjusted Operating Expenses

- Compensation Ratio was 49% for 4Q12 versus ~50% for 3Q12, and 49.8% for the full year versus 50.3% in 2011
- Total Compensation & Benefits declined 2% sequentially due primarily to the lower fourth quarter compensation ratio, and decreased 9% versus the prior full year due primarily to lower adjusted net revenues, headcount and compensation ratio
- Promotion & Servicing expenses increased 12% sequentially due primarily to higher T&E expenses associated with higher client-related activity versus a seasonally low 3Q12, and higher marketing & advertising costs related to a new US ad campaign. The 7% annual reduction is primarily due to lower T&E and trade execution costs, partially offset by higher marketing & advertising expenses related to new ad campaigns in the US and Asia.
- Excluding the Real Estate charge, G&A expenses, increased 1% sequentially due to higher legal expenses, partially offset by occupancy savings realized as part of our global real estate consolidation plan. The 10% full-year decline is due to occupancy savings and lower technology-related expenses.

Adjusted Operating Expenses (in US dollar millions)	**4Q 2012**	**3Q 2012**	**% Δ**	**FY 2012**	**FY2011**	**% Δ**
Compensation & Benefits						
Base Compensation	$ 100	$ 98	2%	$ 415	$ 469	(12%)
Incentive Compensation	115	122	(6%)	432	446	(3%)
Commissions, Fringes & Other	74	74	0%	304	346	(12%)
Total Compensation & Benefits	**289**	**294**	**(2%)**	**1,151**	**1,261**	**(9%)**
Promotion & Servicing	46	41	12%	175	189	(7%)
General & Administrative	118	117	1%	487	539	(10%)
Other	6	6	0%	23	23	0%
Total Adjusted Operating Expenses	**$ 459**	**$ 458**	**0%**	**$ 1,836**	**$ 2,012**	**(9%)**

Please refer to pages 42-46 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using amounts rounded in millions

Fourth Quarter and Full Year 2012 Adjusted Operating Results

- Adjusted Operating Margin improved sequentially on higher adjusted revenues and was up on an annual basis as well, as expense reductions outpaced the revenue decline

In US dollar millions (except EPU)	4Q 2012	3Q 2012	% Δ	FY 2012	FY 2011	% Δ
Adjusted Operating Income	$ 119	$ 116	3%	$ 424	$ 414	2%
Adjusted Operating Margin	20.6%	20.2%		18.8%	17.0%	
AB Holding Adjusted Diluted Net Income Per Unit	$ 0.40	$ 0.36	11%	$ 1.28	$ 1.14	12%

Please refer to pages 42-46 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using amounts rounded in millions

Real Estate Consolidation Strategy Update

- We continue to project total non-cash real estate charges of $225M to $250M to implement our entire office space consolidation plan, generating annual expense savings of $38M to $43M
  - Estimates are based on current market conditions
  - Actual total charges recorded and related expense savings realized are expected to differ from current estimates as market conditions evolve
- We recorded non-cash charges of $168M and $39M in 3Q and 4Q, respectively
- We realized expense savings of approximately $2M in 3Q and $7M in 4Q as a result of these actions
- The balance of the charges will be recorded throughout 2013 (although we may not incur charges in every quarter)
- The timing of both the charges and the related expense savings depends on how quickly we can vacate the office space and market for sublease
- We expect the full run-rate of most of the total annual expense savings to be reflected in our financials by the end of 2013

Q & A

APPENDIX

Institutional Equity: Relative Performance

Institutional Equity Composites vs. Benchmarks

Service	4Q 2012	One Year	Three Years	Five Years	Ten Years	Benchmark
		Periods Ended December 31, 2012				
Value						
Emerging Markets Value	0.8	(3.5)	(4.2)	(1.9)	0.3	MSCI EM (Cap, UH, net)
Global Value	3.3	(1.9)	(6.2)	(6.2)	(2.1)	MSCI World (Cap, UH, net)
International Value	0.9	(4.4)	(5.3)	(4.9)	(1.4)	MSCI EAFE (Cap, UH, net)
US Small & Mid Cap Value	1.4	(0.6)	(1.7)	0.4	0.3	Russell 2500 Value
US Strategic Value	2.0	(4.2)	(5.6)	(5.1)	(3.0)	Russell 1000 Value
Growth						
US Small Cap Growth	(2.2)	0.3	5.2	1.6	1.7	Russell 2000 Growth
US Large Cap Growth	(0.4)	0.6	(3.8)	(2.7)	(1.3)	Russell 1000 Growth
Blend / Other						
Select US Equity	0.7	0.2	2.2	3.2	N/A	S&P 500
International Style Blend - Developed	(0.6)	(1.7)	(4.2)	(4.5)	N/A	MSCI EAFE - NDR

Performance is preliminary and as of December 31, 2012.
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
The information in this table is provided solely for use in connection with this presentation and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

Institutional Fixed Income: Relative Performance

Institutional Fixed Income Composites vs. Benchmarks*

Service	4Q 2012	One Year	Three Years	Five Years	Ten Years	Benchmark
		Periods Ended December 31, 2012				
Global High Income	0.2	0.3	1.3	0.6	1.9	33% Barclays High Yield, 33% JPM EMBI Global and 33% JPM GBI-EM
Global Fixed Income	0.2	2.2	3.1	2.1	1.4	Citigroup WGBI - Unhedged
Strategic Core Plus	0.5	1.7	1.3	0.9	1.0	Barclays Capital US Aggregate Index
Emerging Market Debt	0.5	2.0	0.7	1.2	1.7	JPM EMBI Global
Global Plus	0.2	0.9	1.4	0.1	0.6	Barclays Capital Global Aggregate Index

Performance is preliminary and as of December 31, 2012.
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
*The benchmarks listed are the current benchmarks for the investment service—certain benchmarks have evolved over time and therefore are time blended.
The information in this table is provided solely for use in connection with this presentation and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

Retail Equity: Relative Performance

Retail Mutual Funds vs. Lipper Averages

Service	4Q 2012	One Year	Three Years	Five Years	Ten Years	Lipper Average
		Periods Ended December 31, 2012				
Value						
International Value	1.9	(1.6)	(3.5)	(4.7)	(1.8)	International Large Cap Value
Growth & Income	(0.7)	2.4	2.7	(0.9)	(0.8)	Multi-Cap Core
Discovery Value	1.7	1.8	(0.1)	0.6	0.5	Small Cap Value
U.S. Value	1.1	(0.5)	(1.5)	(3.2)	(2.2)	Large Cap Value
Global Value	3.2	2.1	(4.4)	(7.8)	(3.0)	Global Multi-Cap Value
Growth						
Global Thematic Growth	0.1	(2.0)	(5.3)	(0.6)	(1.1)	Global Multi-Cap Growth
International Growth	(0.9)	(2.6)	(2.2)	(2.1)	0.5	International Multi-Cap Growth
Large Cap Growth(1)	(0.8)	2.8	(0.5)	3.1	1.1	Large Cap Growth
Emerging Markets	1.1	2.9	(1.5)	(1.7)	(1.7)	Equity Emerging Mkts Global
Growth(1)	(0.9)	(1.9)	0.5	(1.1)	0.1	Large Cap Growth
Discovery Growth	(0.2)	1.1	7.0	2.9	2.8	Mid Cap Growth

(1) Performance figures other than 4Q12, One Year and Three Year positively affected by class action settlement proceeds.
As of December 31, 2012. Fund returns are based on Class A shares. All fees and expenses related to the operation of the Fund have been deducted, but returns do not reflect sales charges.
The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

Retail Fixed Income: Relative Performance

Retail Fixed Income Funds vs. Lipper Averages

		Periods Ended December 31, 2012				
Service	**4Q 2012**	**One Year**	**Three Years**	**Five Years**	**Ten Years**	**Lipper Average**
Global High Yield Portfolio	(1.3)	(0.6)	1.9	2.0	2.1	Bond Global High Yield
American Income Portfolio	0.9	4.2	3.4	2.6	3.2	Bond USD
Global Bond	0.1	(1.4)	0.7	0.8	1.9	Global Income
High Income	0.8	3.9	1.7	2.9	4.2	High Yield

As of December 31, 2012. Fund returns are based on Class A shares. All fees and expenses related to the operation of the Fund have been deducted, but returns do not reflect sales charges. The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

Private Client: Absolute Performance

Service	4Q 2012	One Year	Three Years	Five Years	Ten Years
		Periods Ended December 31, 2012			
Fully Diversified Simulation*	1.5	7.6	4.1	(0.9)	5.3
S&P 500	(0.4)	16.0	10.9	1.7	7.1
MSCI World Index - Net	2.5	15.8	6.9	(1.2)	7.5
Lipper Short/Int Blended Muni Fund Avg	0.3	3.7	4.0	3.8	3.2

Performance is preliminary and as of December 31, 2012.
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
*The Fully Diversified 60% stocks/40% bonds (simulation) is meant to be illustrative of the value generated by the "total solution" approach AllianceBernstein encourages for most clients: a diversified allocation across investment portfolios of varying types aimed at optimizing return and volatility over time. The Bernstein Fully Diversified Portfolio is composed of specific proportions of each of the products that follow, which were included in the simulation as of the following dates: Strategic Value—January 1, 1983 (Strategic Value was removed from the simulation on June 30, 2012); Strategic Growth—January 1, 1983 (ACM Large Cap Growth used as a proxy for Strategic Growth through December 31, 2000; Strategic Growth used thereafter until it was removed from the simulation on June 30, 2012); Strategic Equities- July 1, 2012; Intermediate Municipal Bond Composite—January 1, 1983 through March 31, 2010; Intermediate Diversified Municipal Fund – April 1, 2010; Bernstein Tax-Managed International Fund—July 1, 1992; Emerging Markets Fund—January 1, 1996; AllianceBernstein Institutional REIT Fund—July 1, 2001 (The AllianceBernstein Institutional REIT Fund was removed from the simulation on December 31, 2008); DAA Overlay— April 1, 2010; Alliance Bernstein Multi Manager Alternative Fund—October 1, 2012. The portfolio was rebalanced quarterly through December 31, 2005; monthly thereafter. Simulated performance results have certain inherent limitations. The results may not reflect the impact that certain material economic and market factors might have had on actual decision making if they were reflective of a managed account. No representation is being made that any account will, or is likely to, achieve profits or losses similar to those described herein.

Assets Under Management

	At December 31, 2012				At September 30, 2012	At December 31, 2011
	Institutions	Retail	Private Client	Total	Total	Total
Equity						
Value	$ 25	$ 16	$ 16	$ 57	$ 61	$ 81
Growth	7	18	14	39	40	44
Total Equity	32	34	30	96	101	125
Fixed Income	146	78	32	256	245	218
Other(1)	42	32	4	78	73	63
Total	$ 220	$ 144	$ 66	$ 430	$ 419	$ 406
	At September 30, 2012					
Total	$ 215	$ 136	$ 68	$ 419		
	At December 31, 2011					
Total	$ 224	$ 113	$ 69	$ 406		

(1) Includes Index, Structured, Asset Allocation services, and certain other alternative investments

By Investment Service

Three Months Ended 12/31/12: AUM Roll-Forward by Distribution Channel

In US $ Billions

	Institutions			Retail			Private Client			Total		
Investment Service:	**US**	**Global**	**Total**	**US**	**Global**	**Total**	**US**	**Global**	**Total**	**US**	**Global**	**Total**
Beginning of Period	**$ 108.2**	**$ 106.2**	**$ 214.4**	**$ 50.4**	**$ 86.0**	**$ 136.4**	**$ 49.3**	**$ 18.8**	**$ 68.1**	**$ 207.9**	**$ 211.0**	**$ 418.9**
Sales/New Accounts	2.3	4.4	6.7	2.5	13.9	16.4	0.6	0.4	1.0	5.4	18.7	24.1
Redemptions/Terminations	(0.9)	(4.4)	(5.3)	(1.6)	(7.5)	(9.1)	(2.0)	(1.2)	(3.2)	(4.5)	(13.1)	(17.6)
Net Cash Flows	1.3	0.2	1.5	(1.6)	(0.4)	(2.0)	(0.8)	(0.2)	(1.0)	(1.1)	(0.4)	(1.5)
Net Flows	**2.7**	**0.2**	**2.9**	**(0.7)**	**6.0**	**5.3**	**(2.2)**	**(1.0)**	**(3.2)**	**(0.2)**	**5.2**	**5.0**
Transfers	-	0.1	0.1	-	(0.1)	(0.1)	-	-	-	-	-	-
Investment Performance	**(1.0)**	**3.4**	**2.4**	**0.4**	**2.4**	**2.8**	**0.1**	**0.8**	**0.9**	**(0.5)**	**6.6**	**6.1**
End of Period	**$ 109.9**	**$ 109.9**	**$ 219.8**	**$ 50.1**	**$ 94.3**	**$ 144.4**	**$ 47.2**	**$ 18.6**	**$ 65.8**	**$ 207.2**	**$ 222.8**	**$ 430.0**

Three Months Ended 12/31/12: AUM Roll-Forward by Investment Service

In US $ Billions

	Value Equity			Growth Equity			Fixed Income			Other[1]			Total		
Investment Service:	**US**	**Global**	**Total**	**US**	**Global**	**Total**	**US**	**Global**	**Total**	**US**	**Global**	**Total**	**US**	**Global**	**Total**
Beginning of Period	**$ 20.2**	**$ 41.2**	**$ 61.4**	**$ 22.0**	**$ 17.8**	**$ 39.8**	**$ 132.9**	**$ 111.7**	**$ 244.6**	**$ 32.8**	**$ 40.3**	**$ 73.1**	**$ 207.9**	**$ 211.0**	**$ 418.9**
Sales/New Accounts	0.3	0.7	1.0	1.0	0.3	1.3	3.9	14.9	18.8	0.2	2.8	3.0	5.4	18.7	24.1
Redemptions/Terminations	(1.1)	(5.6)	(6.7)	(1.1)	(1.0)	(2.1)	(2.3)	(6.1)	(8.4)	-	(0.4)	(0.4)	(4.5)	(13.1)	(17.6)
Net Cash Flows	(0.8)	(0.7)	(1.5)	(0.2)	0.1	(0.1)	(0.2)	(0.9)	(1.1)	0.1	1.1	1.2	(1.1)	(0.4)	(1.5)
Net Flows	**(1.6)**	**(5.6)**	**(7.2)**	**(0.3)**	**(0.6)**	**(0.9)**	**1.4**	**7.9**	**9.3**	**0.3**	**3.5**	**3.8**	**(0.2)**	**5.2**	**5.0**
Investment Performance	**0.4**	**2.5**	**2.9**	**(0.1)**	**0.6**	**0.5**	**(0.8)**	**2.5**	**1.7**	**-**	**1.0**	**1.0**	**(0.5)**	**6.6**	**6.1**
End of Period[2]	**$ 19.0**	**$ 38.1**	**$ 57.1**	**$ 21.6**	**$ 17.8**	**$ 39.4**	**$ 133.5**	**$ 122.1**	**$ 255.6**	**$ 33.1**	**$ 44.8**	**$ 77.9**	**$ 207.2**	**$ 222.8**	**$ 430.0**

(1) Includes index, structured, asset allocation services and certain other alternative investments.
(2) Approximately $39 billion in Blend Strategies AUM are reported in their respective services.

Twelve Months Ended 12/31/12: AUM Roll-Forward by Distribution Channel

In US $ Billions

	Institutions			Retail			Private Client			Total		
Investment Service:	**US**	**Global**	**Total**	**US**	**Global**	**Total**	**US**	**Global**	**Total**	**US**	**Global**	**Total**
Beginning of Period	**$ 110.7**	**$ 113.2**	**$ 223.9**	**$ 43.2**	**$ 69.4**	**$ 112.6**	**$ 50.1**	**$ 19.3**	**$ 69.4**	**$ 204.0**	**$ 201.9**	**$ 405.9**
Sales/New Accounts	6.6	14.7	21.3	10.2	46.1	56.3	2.9	1.4	4.3	19.7	62.2	81.9
Redemptions/Terminations	(12.2)	(26.6)	(38.8)	(5.6)	(27.4)	(33.0)	(6.9)	(4.0)	(10.9)	(24.7)	(58.0)	(82.7)
Net Cash Flows	(0.9)	(3.2)	(4.1)	(3.7)	(3.4)	(7.1)	(2.5)	0.1	(2.4)	(7.1)	(6.5)	(13.6)
Net Flows	**(6.5)**	**(15.1)**	**(21.6)**	**0.9**	**15.3**	**16.2**	**(6.5)**	**(2.5)**	**(9.0)**	**(12.1)**	**(2.3)**	**(14.4)**
Transfers	-	(0.1)	(0.1)	-	0.1	0.1	-	-	-	-	-	-
Investment Performance	**5.7**	**11.9**	**17.6**	**6.0**	**9.5**	**15.5**	**3.6**	**1.8**	**5.4**	**15.3**	**23.2**	**38.5**
End of Period	**$ 109.9**	**$ 109.9**	**$ 219.8**	**$ 50.1**	**$ 94.3**	**$ 144.4**	**$ 47.2**	**$ 18.6**	**$ 65.8**	**$ 207.2**	**$ 222.8**	**$ 430.0**

Twelve Months Ended 12/31/12: AUM Roll-Forward by Investment Service

In US $ Billions

	Value Equity			Growth Equity			Fixed Income			Other[1]			Total		
Investment Service:	**US**	**Global**	**Total**	**US**	**Global**	**Total**	**US**	**Global**	**Total**	**US**	**Global**	**Total**	**US**	**Global**	**Total**
Beginning of Period	**$ 25.2**	**$ 55.6**	**$ 80.8**	**$ 21.8**	**$ 22.4**	**$ 44.2**	**$ 127.4**	**$ 90.2**	**$ 217.6**	**$ 29.6**	**$ 33.7**	**$ 63.3**	**$ 204.0**	**$ 201.9**	**$ 405.9**
Sales/New Accounts	1.4	3.8	5.2	3.5	1.5	5.0	11.6	50.8	62.4	3.2	6.1	9.3	19.7	62.2	81.9
Redemptions/Terminations	(8.5)	(23.5)	(32.0)	(6.1)	(8.2)	(14.3)	(8.9)	(24.9)	(33.8)	(1.2)	(1.4)	(2.6)	(24.7)	(58.0)	(82.7)
Net Cash Flows	(2.1)	(3.6)	(5.7)	(1.0)	(0.6)	(1.6)	(1.2)	(4.8)	(6.0)	(2.8)	2.5	(0.3)	(7.1)	(6.5)	(13.6)
Net Flows	**(9.2)**	**(23.3)**	**(32.5)**	**(3.6)**	**(7.3)**	**(10.9)**	**1.5**	**21.1**	**22.6**	**(0.8)**	**7.2**	**6.4**	**(12.1)**	**(2.3)**	**(14.4)**
Investment Performance	**3.0**	**5.8**	**8.8**	**3.4**	**2.7**	**6.1**	**4.6**	**10.8**	**15.4**	**4.3**	**3.9**	**8.2**	**15.3**	**23.2**	**38.5**
End of Period[2]	**$ 19.0**	**$ 38.1**	**$ 57.1**	**$ 21.6**	**$ 17.8**	**$ 39.4**	**$ 133.5**	**$ 122.1**	**$ 255.6**	**$ 33.1**	**$ 44.8**	**$ 77.9**	**$ 207.2**	**$ 222.8**	**$ 430.0**

(1) Includes index, structured, asset allocation services and certain other alternative investments.
(2) Approximately $39 billion in Blend Strategies AUM are reported in their respective services.

AUM by Region

As of December 31, 2012

Institutions



Other 12%
Eur. ex-UK 6%
Australia 2%
UK 4%
N.A. ex- US 4%
Japan 13%
US 59%

US $ Billions

$219.8

Retail



Other 3%
Europe 10%
Asia Pac 32%
US 55%

$144.4

By client domicile

Fourth Quarter and Full Year 2012 Adjusted Advisory Fees

In US Dollars

	4Q 2012	3Q 2012	% Δ	FY 2012	FY 2011	% Δ
Ending AUM ($ Billions)	**$430**	**$419**	**3%**	**$430**	**$406**	**6%**
Average AUM ($ Billions)	**$424**	**$411**	**3%**	**$416**	**$452**	**(8%)**
By Fee Type ($ Millions):						
Adjusted Base Fees	$434	$426	2%	$1,702	$1,894	(10%)
Adjusted Performance Fees	19	22	(14%)	49	17	188%
Total	**$453**	**$448**	**1%**	**$1,751**	**$1,911**	**(8%)**
Adjusted Base Fees By Channel ($ Millions):						
Institutions	$99	$103	(4%)	$423	$595	(29%)
Retail	195	181	8%	702	652	8%
Private Client	140	142	(1%)	577	647	(11%)
Total	**$434**	**$426**	**2%**	**$1,702**	**$1,894**	**(10%)**

Fourth Quarter and Full Year 2012 Adjusted Income Statement

In US dollar millions (except EPU)	4Q 2012	3Q 2012	% Δ	FY 2012	FY 2011	% Δ
Adjusted Net Revenues	$ 578	$ 574	1%	$ 2,260	$ 2,426	(7%)
Adjusted Operating Expenses	459	458	0%	1,836	2,012	(9%)
Adjusted Operating Income	119	116	3%	424	414	2%
Adjusted Operating Margin	20.6%	20.2%		18.8%	17.0%	
AB Holding Adjusted Diluted Net Income Per Unit	**$0.40**	**$0.36**	**11%**	**$1.28**	**$1.14**	**12%**
AB Holding Distribution Per Unit	**$0.40**	**$0.36**	**11%**	**$1.23**	**$1.14**	**8%**

Please refer to pages 42-46 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using amounts rounded to the nearest million

Fourth Quarter and Full Year 2012 GAAP Income Statement

In US dollar millions (except EPU)	4Q 2012	3Q 2012	% Δ	FY 2012	FY 2011	% Δ
Net Revenues	$ 705	$ 708	(0%)	$ 2,737	$ 2,750	(0%)
Operating Expenses	627	764	(18%)	2,535	2,958	(14%)
Operating Income (Loss)	78	(56)	n/m	202	(208)	n/m
Net Income (Loss) Attributable to AB Unitholders	72	(44)	n/m	189	(175)	n/m
AB Holding GAAP Diluted Net Income (Loss) per Unit	**$0.26**	**($0.23)**	**n/m**	**$0.51**	**($0.90)**	**n/m**
AB Holding Distribution Per Unit	**$0.40**	**$0.36**	**11%**	**$1.23**	**$1.14**	**8%**

Please refer to pages 42-46 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using amounts rounded to the nearest million

Consolidated Balance Sheet

In US $ Millions

Assets	Dec. 31, 2012	Dec. 31, 2011
Cash and cash equivalents	$ 627	$ 639
Cash and securities, segregated	1,551	1,280
Receivables, net	1,616	1,339
Investments:		
Long-term incentive compensation - related	123	176
Other	610	619
Goodwill	2,954	2,954
Intangible assets, net	169	190
Deferred sales commissions, net	96	60
Other (incl. furniture & equipment, net)	369	451
Total Assets	**$ 8,115**	**$ 7,708**

Liabilities and Capital	Dec. 31, 2012	Dec. 31, 2011
Liabilities:		
Payables	$ 3,005	$ 2,337
Accounts payable and accrued expenses	499	363
Accrued compensation and benefits	485	534
Debt	323	445
Total Liabilities	**4,312**	**3,679**
Partners' capital attributable to AllianceBernstein Unitholders	3,760	3,975
Non-controlling interests in consolidated entities	43	54
Total Capital	**3,803**	**4,029**
Total Liabilities and Capital	**$ 8,115**	**$ 7,708**

Consolidated Statement of Cash Flows

In US $ Millions

		Twelve Months Ended	
		Dec. 31, 2012	Dec. 31, 2011
Net Income		$ 189	$ (212)
Non-cash items:	Amortization of deferred sales commissions	40	38
	Amortization of non-cash deferred compensation	22	474
	Depreciation and other amortization	76	83
	Unrealized (gains) losses on long-term incentive compensation-related investments	(15)	12
	Unrealized (gains) losses on consolidated venture capital fund	(18)	39
	Unrealized (gains) losses on other investments	(41)	24
	Real estate asset write-off charges	41	5
	Other, net	1	5
Changes in assets and liabilities		388	110
Net cash provided by operating activities		**683**	**578**
Proceeds (purchases) of investments, net		1	3
Additions to furniture, equipment and leaseholds, net		(19)	(38)
Purchases of businesses, net of cash acquired		-	(42)
Net cash used in investing activities		**(18)**	**(77)**
(Repayment) issuance of commercial paper, net		(123)	219
(Decrease) in overdrafts payable		-	(38)
Distributions to General Partner and Unitholders		(321)	(476)
Distributions to non-controlling interests in consolidated entities		(10)	(1)
Capital contributions from general partner		4	5
Additional investments by Holding from distributions paid to AllianceBernstein consolidated rabbi trust		12	6
Purchases of Holding Units to fund deferred compensation awards, net		(238)	(221)
Purchases of AllianceBernstein Units		(3)	(7)
Other		(3)	1
Net cash used in financing activities		**(682)**	**(512)**
Effect of exchange rate changes on cash and cash equivalents		5	-
Net (decrease) in cash and cash equivalents		(12)	(11)
Cash and cash equivalents at the beginning of period		639	650
Cash and cash equivalents at the end of period		**$ 627**	**$ 639**

AllianceBernstein Holding Financial Results

In US $ Millions (excluding per unit amounts)

	4Q 2012	3Q 2012	% Δ	FY 2012	FY 2011	% Δ
AllianceBernstein						
Net Income (Loss) Attributable to AllianceBernstein	$72	($44)	n/m	$189	($175)	n/m
Weighted Average Equity Ownership Interest	37.5%	37.5%		37.5%	37.5%	
AllianceBernstein Holding						
Equity in Net (Loss) Income Attributable to AllianceBernstein	$27	($16)	n/m	$71	($65)	n/m
Income Taxes	1	7	(86%)	20	28	(29%)
Net Income (Loss)	**$26**	**($23)**	**n/m**	**$51**	**($93)**	**n/m**
Diluted Net Income (Loss) Per Unit, GAAP basis	**$0.26**	**($0.23)**	**n/m**	**$0.51**	**($0.90)**	**n/m**
Distributions Per Unit	**$0.40**	**$0.36**	**11%**	**$1.23**	**$1.14**	**8%**
Adjusted Diluted Net Income Per Unit	**$0.40**	**$0.36**	**11%**	**$1.28**	**$1.14**	**12%**

Please refer to pages 42-46 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using amounts rounded to the nearest million

AllianceBernstein Adjusted Earnings Reconciliation

$ thousands, unaudited	Three Months Ended 12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11
Net Revenues, GAAP basis	**$ 704,607**	**$ 708,158**	**$ 642,163**	**$ 681,809**	**$ 624,978**	**$ 641,529**
Exclude:						
Long-term incentive compensation-related investment (gains) losses	(2,385)	(6,374)	7,619	(15,570)	(9,386)	37,840
Long-term incentive compensation-related dividends and interest	(1,222)	(300)	(344)	(380)	(2,226)	(982)
90% of consolidated venture capital fund investment losses (gains)	2,027	3,634	907	(7,686)	3,116	18,306
Distribution-related payments	(106,322)	(94,779)	(86,120)	(79,869)	(73,048)	(76,323)
Amortization of deferred sales commissions	(11,167)	(10,658)	(10,171)	(8,267)	(8,292)	(9,186)
Pass-through fees & expenses	(7,737)	(25,617)	(7,917)	(7,738)	(7,598)	(8,894)
Adjusted Net Revenues	**$ 577,801**	**$ 574,064**	**$ 546,137**	**$ 562,299**	**$ 527,544**	**$ 602,290**
Operating Income (Loss), GAAP basis	**$ 78,194**	**$ (55,821)**	**$ 78,747**	**$ 101,245**	**$ (540,246)**	**$ 77,716**
Exclude:						
Long-term incentive compensation-related investment (gains) losses	(2,385)	(6,374)	7,619	(15,570)	(9,386)	37,840
Long-term incentive compensation-related dividends and interest	(1,222)	(300)	(344)	(380)	(2,226)	(982)
Long-term incentive compensation-related mark-to-market vesting expense (credit)	1,892	5,986	(7,030)	14,009	(2,925)	(24,302)
Long-term incentive compensation-related dividends and interest expense	1,145	582	711	152	806	1,572
2011 Compensation charge	-	-	-	-	587,131	-
Net impact of long-term incentive compensation-related items	(570)	(106)	956	(1,789)	573,400	14,128
Real estate charges	38,896	168,086	6,787	9,269	294	6,905
Insurance proceeds	-	-	-	-	-	(10,691)
Sub-total of non-GAAP adjustments	38,326	167,980	7,743	7,480	573,694	10,342
Less: Net (loss) income of consolidated entities attributable to non-controlling interests	(2,300)	(4,003)	(1,276)	7,264	(3,552)	(18,445)
Adjusted Operating Income	**$ 118,820**	**$ 116,162**	**$ 87,766**	**$ 101,461**	**$ 37,000**	**$ 106,503**
Operating Margin, GAAP basis excl. non-controlling interests	**11.4%**	**n/m**	**12.5%**	**13.8%**	**n/m**	**15.0%**
Adjusted Operating Margin	**20.6%**	**20.2%**	**16.1%**	**18.0%**	**7.0%**	**17.7%**

AllianceBernstein Adjusted Earnings Reconciliation

$ thousands, unaudited	Twelve Months Ended Dec. 31, 2012	2011
Net Revenues, GAAP basis	**$ 2,736,737**	**$ 2,749,891**
Exclude:		
Long-term incentive compensation-related investment (gains) losses	(16,711)	20,302
Long-term incentive compensation-related dividends and interest	(2,245)	(4,364)
90% of consolidated venture capital fund investment (gains) losses	(1,118)	35,778
Distribution-related payments	(367,090)	(302,684)
Amortization of deferred sales commissions	(40,262)	(37,675)
Pass-through fees & expenses	(49,010)	(35,103)
Adjusted Net Revenues	**$ 2,260,301**	**$ 2,426,145**
Operating Income (Loss), GAAP basis	**$ 202,365**	**$ (208,469)**
Exclude:		
Long-term incentive compensation-related investment (gains) losses	(16,711)	20,302
Long-term incentive compensation-related dividends and interest	(2,245)	(4,364)
Long-term incentive compensation-related mark-to-market vesting expense (credit)	14,858	(19,425)
Long-term incentive compensation-related dividends and interest expense	2,590	5,054
2011 Compensation charge	-	587,131
Net impact of long-term incentive compensation-related items	(1,508)	588,698
Real estate charges	223,038	7,235
Insurance proceeds	-	(10,691)
Sub-total of non-GAAP adjustments	221,530	585,242
Net (loss) of consolidated entities attributable to non-controlling interests	(315)	(36,799)
Adjusted Operating Income	**$ 424,210**	**$ 413,572**
Operating Margin, GAAP basis excl. non-controlling interests	**7.4%**	**n/m**
Adjusted Operating Margin	**18.8%**	**17.0%**

AllianceBernstein Holding Adjusted Earnings Reconciliation

$ thousands except per Unit amounts, unaudited	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11
	Three Months Ended					
Net Income (Loss) - Diluted, GAAP basis	**$ 26,192**	**$ (23,142)**	**$ 21,339**	**$ 26,699**	**$ (199,463)**	**$ 27,003**
Impact on net income of AllianceBernstein non-GAAP adjustments	13,573	59,589	2,838	2,741	206,341	3,773
Adjusted Net Income - Diluted	**$ 39,765**	**$ 36,447**	**$ 24,177**	**$ 29,440**	**$ 6,878**	**$ 30,776**
Diluted Net Income (Loss) per Holding Unit, GAAP basis	**$ 0.26**	**$ (0.23)**	**$ 0.21**	**$ 0.26**	**$ (1.97)**	**$ 0.26**
Impact of AllianceBernstein non-GAAP adjustments	0.14	0.59	0.03	0.03	2.04	0.04
Adjusted Diluted Net Income per Holding Unit	**$ 0.40**	**$ 0.36**	**$ 0.24**	**$ 0.29**	**$ 0.07**	**$ 0.30**

AllianceBernstein Holding Adjusted Earnings Reconciliation

$ thousands except per Unit amounts, unaudited	Twelve Months Ended Dec. 31, 2012	Twelve Months Ended Dec. 31, 2011
Net Income (Loss) - Diluted, GAAP basis	**$ 51,085**	**$ (93,268)**
Impact on net income of AllianceBernstein non-GAAP adjustments	78,693	210,891
Adjusted Net Income - Diluted	**$ 129,778**	**$ 117,623**
Diluted Net Income (Loss) per Holding Unit, GAAP basis	**$ 0.51**	**$ (0.90)**
Impact of AllianceBernstein non-GAAP adjustments	0.77	2.04
Adjusted Diluted Net Income per Holding Unit	**$ 1.28**	**$ 1.14**

AllianceBernstein Adjusted Financial Results Reconciliation

AllianceBernstein L.P.

Notes to Condensed Consolidated Statements of Income and Supplemental Information

(Unaudited)

Adjusted Net Revenues

Adjusted net revenues exclude investment gains and losses and dividends and interest on long-term compensation-related investments, and 90% of the investment gains and losses of our consolidated venture capital fund attributable to non-controlling interests. In addition, adjusted net revenues offset distribution-related payments to third parties as well as amortization of deferred sales commissions against distribution revenues. We believe the offset of distribution-related payments from net revenues is useful for our investors and other users of our financial statements because such presentation appropriately reflects the nature of these costs as pass-through payments to third parties who perform functions on behalf of our sponsored mutual funds and/or shareholders of these funds. Amortization of deferred sales commissions is offset against net revenues because such costs, over time, essentially offset distribution revenues earned by the company. We also exclude additional pass-through expenses we incur (primarily through our transfer agency) that are reimbursed and recorded as fees in revenues. During the third quarter of 2012, we offset sub-advisory payments to third parties against performance fees earned on the Public-Private Investment Program (PPIP) fund we managed. These fees have no impact on operating income, but they do have an impact on our operating margin. As such, we exclude these fees from adjusted net revenues.

Adjusted Operating Income

Adjusted operating income represents operating income on a GAAP basis excluding (1) the impact on net revenues and compensation expense of the mark-to-market gains and losses (as well as the dividends and interest) associated with employee long-term compensation-related investments, (2) the 2011 compensation charge, (3) real estate charges, (4) insurance proceeds, and (5) the net loss or income of consolidated entities attributable to non-controlling interests.

Prior to 2009, a large proportion of employee compensation was in the form of long-term incentive awards that were notionally invested in AllianceBernstein investment services and generally vested over a period of four years. AllianceBernstein has economically hedged the exposure to market movements by purchasing and holding these investments on its balance sheet. The full value of the investments' appreciation (depreciation) is recorded within investment gains and losses on the income statement in the current period. U.S. GAAP requires the appreciation (depreciation) in the compensation liability to be expensed over the award vesting period in proportion to the vested amount of the award as part of compensation expense. This creates a timing difference between the recognition of the compensation expense and the investment gain or loss impacting operating income, which will fluctuate over the life of the award and net to zero at the end of the multi-year vesting period. Although during periods of high market volatility these timing differences have an impact on operating income and operating margin, over the life of the award any impact is ultimately offset. Because these plans are economically hedged, management believes it is useful to reflect the offset ultimately achieved from hedging the investments' market exposure in the calculation of adjusted operating income, adjusted operating margin and adjusted diluted net income per Holding Unit, which will produce core operating results from period to period. The non-GAAP measures exclude gains and losses and dividends and interest on long-term incentive compensation-related investments included in revenues and compensation expense, thus eliminating the timing differences created by different treatment under U.S. GAAP of the market movement on the expense and the investments. In the fourth quarter of 2011, we implemented changes to our employee long-term incentive compensation award program. As a result, mark-to-market investment gains or losses recognized in compensation expense will closely approximate mark-to-market investment gains and losses recognized in revenues.

Real estate charges have been excluded because they are not considered part of our core operating results when comparing financial results from period to period and to industry peers.

In the third quarter of 2011, we received significant insurance proceeds from the settlement of a claim that are not considered part of our core operating results

Most of the net income or loss of consolidated entities attributable to non-controlling interests relates to the 90% limited partner interests held by third parties in our consolidated venture capital fund. We own a 10% limited partner interest in the fund. Because we are the general partner of the venture capital fund and are deemed to have a controlling interest, U.S. GAAP requires us to consolidate the financial results of the fund. However, recognizing 100% of the gains or losses in operating income while only retaining 10% is not reflective of our underlying financial results at the operating income level. As a result, we are excluding the 90% limited partner interests we do not own from our adjusted operating income. Similarly, net income of joint ventures attributable to non-controlling interests, although not significant, is excluded because it does not reflect the economic interest attributable to AllianceBernstein.

Adjusted Operating Margin

Adjusted operating margin allows us to monitor our financial performance and efficiency from period to period and to compare our performance to industry peers without the volatility noted above in our discussion of adjusted operating income. Adjusted operating margin is derived by dividing adjusted operating income by adjusted net revenues.

AllianceBernstein